EXHIBIT 99.12

UNITED STATES BANKRUPTCY COURT

WESTERN DIVISION OF MASSACHUSETTS

Case:       divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

CHAPTER 11 MONTHLY OPERATING REPORT

FOR MONTH ENDING NOVEMBER 30, 2003

Below please find the summary of disbursements by debtor, as referenced in the November 30, 2003 letter:

Name of Debtor	Case No.	Nov-03 Disbursments
divine, inc.	03-11472	$765,559.44
Data Return Corporation	03-11474	$—
Eshare Communications, Inc.	03-11475	$—
divine Managed Services, Inc.	03-11476	$—
Open Market, Inc.	03-11477	$—
Viant Corporation	03-11478	$—
Delano Technology Corp.	03-12681	$—
divine Technology Ventures	03-12682	$—
iCentral, Inc.	03-12683	$—
Inventions, Inc.	03-12684	$—
divine/Emicom, inc.	03-12685	$—
SageMaker, Inc.	03-12686	$—
Waypoint Software Corporation	03-12687	$—
Perceptual Robotics, Inc.	03-12688	$—
divine Global Services, Inc.	03-12689	$—
eprise Corporation	03-12690	$—
Denalii, Inc.	03-12691	$—
Melita Finance, Inc.	03-12692	$—
SM1 Holding Corp.	03-12693	$—
Retrieval Technologies, Inc.	03-12694	$—
divine international, inc.	03-12695	$—
divine software, inc.	03-12696	$—
Opinionware.com, Inc.	03-12697	$—
Melita Intellectual Property, Inc.	03-12698	$—
smallwonders software!, inc.	03-12699	$—
Open Market Securities Corporation	03-12700	$—
Futuretense Corporation	03-12701	$—
RWT Corporation	03-12702	$—
LOTN, Inc.	03-12703	$—

Eprise Securities Corp.	03-12704	$—
SageMaker (Europe), Inc.	03-12705	$—
Global Recall, Inc.	03-12706	$—
databites, inc.	03-12707	$—
divine interVentures, inc.	03-12708	$—
divine Ireland, Inc.	03-12709	$—
Folio Corporation	03-12710	$—
Venture Capital Unlimited Acquisition Sub, Inc.	03-12711	$—
divine Synchrony Communications, Inc.	03-12712	$—
Softmetric, Inc.	03-12713	$—
air divine, inc.	03-12714	$—
SM2 Holding Corp.	03-12715	$—

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date: 12/5/2003	DEBTOR (S)-IN-POSSESSION

By:	/s/ Jude Sullivan
(Signature)
Name & Title:	Jude Sullivan
(Print or type)
SVP - General Counsel
Address:	4225 Naperville Rd #400
Lisle, IL 60532
Telephone No.:	(630) 799-7500

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate (divine, inc.), Software (Eshare), Hosting (divine Managed Services)

Monthly Reporting

November 30, 2003

Breakout of November Disbursements

Vendor Name	Check #	Payment Method	Date of Payment	Check or ACH Amount	Corporate (Formally divine Estate)	Software (Formally divine Eshare)	Hosting (Formally divine Managed Services)
ADP		Wire	11/7/03	68.00	68.00
ADP		Wire	11/21/03	68.00	68.00
Amanda Russell	1016	Check	11/13/03	212.50	212.50
Amanda Russell	1023	Check	11/24/03	100.00	100.00
AON Consulting	1006	Check	11/10/03	3,207.50	3,207.50
Brenda L. Cheuvront	1018	Check	11/24/03	3,550.00	3,550.00
Budget Rent-A-Car	1017	Check	11/24/03	15,000.00	15,000.00
Casas Benjamin & White		Wire	11/26/03	43,735.94	43,735.94
Cigna		Wire	11/4/03	4,070.94	4,070.94
Curtis G. Marks	1014	Check	11/12/03	3,394.79	3,394.79
Daniel Zagajewski	1027	Check	11/24/03	300.00	300.00
FedEx	1019	Check	11/24/03	153.45	153.45
Fidelity Investments Ops. Co.,	1007	Check	11/10/03	1,900.00	1,900.00
Frank J. Fields	1013	Check	11/12/03	732.00	732.00
Goodmans LLP		Wire	11/26/03	6,830.84	6,830.84
INIS, Inc.	1020	Check	11/24/03	810.00	810.00
Iron Mountain Records Mgt.	1021	Check	11/24/03	258.61	258.61
James Pieper	1029	Check	11/24/03	201.45	201.45
Jenner & Block		Wire	11/26/03	114,772.35	114,772.35
Joyce Brothers Co.	1008	Check	11/10/03	11,031.00	11,031.00
Keith N. Costa	1011	Check	11/12/03	90.00	90.00
Kozak Construction	1009	Check	11/10/03	487.50	487.50
LaSalle Trust		Wire	11/13/03	2,830.78	2,830.78
Latham and Watkins		Wire	11/26/03	28,978.11	28,978.11
McDonald Investment		Wire	11/26/03	17,971.36	17,971.36
Merrill Communications	1022	Check	11/24/03	1,345.00	1,345.00
Mintz Levin		Wire	11/26/03	87,878.34	87,878.34
Office of the U.S. Trustee	1025	Check	11/24/03	750.00	750.00
Patricia Graff	1028	Check	11/24/03	400.09	400.09
Payroll 11/15		Wire	11/15/03	228,819.42	228,819.42
Payroll 11/28		Wire	11/15/03	36,745.06	36,745.06
Riley & Esher		Wire	11/26/03	32,784.00	32,784.00
Simon, Warner & Dolby L.L.P.		Wire	11/26/03	73,904.34	73,904.34
Sterling Corp.	1024	Check	11/24/03	851.00	851.00
Transwestern		Wire	11/24/03	20,826.44	20,826.44
Trumbull Group	1010	Check	11/10/03	13,031.78	13,031.78
UUNET	1026	Check	11/24/03	6,585.57	6,585.57
Walter R. Crosby	1015	Check	11/12/03	883.28	883.28
				765,559.44	765,559.44	—	—

Expenses incurred in November for Corporate (per MOR’s)				(927,928.00)
Other				(38,930.00)
Increase in liability balance October				(201,352.56)

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate (divine, inc.), Software (Eshare), Hosting (divine Managed Services)

Monthly Reporting

November 30, 2003

Breakout of November Disbursements

			Breakout by Business Unit
Customer Name	Date of Payment	Receipt Amount	Corporate (Formally divine Estate)	Software (Formally divine Eshare)	Hosting (Formally divine Managed Services)
ADP	14-Nov	2,712.44	2,712.44
Intuit	19-Nov	42,096.66	42,096.66
Intuit	19-Nov	124,999.28	124,999.28
Melita	19-Nov	768.93	768.93
Nestle	19-Nov	678.49	678.49
Oregon Dept. of Revenue	14-Nov	55.00	55.00
State of Connecticut	14-Nov	12,000.00	12,000.00
State of Michigan	14-Nov	1,000.00	1,000.00
State of Tennessee	14-Nov	1,307.00	1,307.00
T. Graff	14-Nov	9.51	9.51
Whittman Hart	14-Nov	406.00	406.00
Yellow-Page	19-Nov	3.50	3.50
		186,036.81	186,036.81	0.00	0.00